UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

Schedule 14A

_____________________________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Perception Capital Corp. IV
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PERCEPTION CAPITAL CORP. IV
3109 W. 50th Street, #207
Minneapolis, MN 55410
(952) 456-5300

_______________________

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF PERCEPTION CAPITAL CORP. IV

Dear Shareholders of Perception Capital Corp. IV:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of Perception Capital Corp. IV, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), to be held on [*], 2024, at [*] a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting [*] using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: [*]

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP. The accompanying proxy statement is dated October [*], 2024, and is first being mailed to shareholders of the Company on or about October [*], 2024.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a)     as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) on a month-to-month basis from November 15, 2024 (the “Current Outside Date”) to November 15, 2025 (the “Extended Outside Date”) or such earlier date as may be determined by the Board in its sole discretion provided that the Company make a monthly payment into the trust account established in connection with the Company’s IPO (the “Trust Account”), equal to the lesser of $_______ or $_____ per public share, determined on the fifteenth day of each month (or if such fifteenth day is not a business day, on the business day immediately preceding such fifteenth day) (the “Extension,” and such proposal, the “Extension Proposal”);

(b)    as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, or (ii) if the Chairman of the Extraordinary General Meeting otherwise deems it necessary (the “Adjournment Proposal”).

The Extension Amendment is referred to, as the “Charter Amendment.” Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Proposal is to provide us with sufficient time to complete an initial business combination. On December 5, 2023, the Company, Blue Gold Limited, a Cayman Islands company limited by shares (“PubCo”), and Blue Gold Holdings Limited, a private company limited by shares formed under the laws of England and Wales (“BGHL”), entered into a Business Combination Agreement (as it may be amended and/or restated from time to time, the “Original Business Combination Agreement”). On June 12, 2024, Perception and BGHL, entered into that certain Second Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) to, among other things, restructure the transaction as follows: (i) PubCo shall form a wholly owned subsidiary (the “Blue Merger Sub”), (ii) Perception shall merge with and into Blue Gold Limited, a wholly owned subsidiary of Perception with Blue Gold Limited being the surviving entity (the “Perception Reorganization”), (ii) BGHL will form or acquire a new Cayman Islands entity (“NewCo”) and cause the contribution of all of the issued and outstanding shares of BGHL to NewCo, (iii) NewCo shall merge with and into the Blue Merger Sub, following which the separate corporate existence of NewCo shall cease and (iv) at the Merger Effective Time, Blue Merger Sub shall continue as the surviving entity and wholly owned subsidiary of Blue Gold Limited (“New Blue”). The transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “Business Combination.” Without the Extension Amendment, we will not be able to complete the Business Combination or another initial business combination prior to the Current Outside Date and we would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Outside Date in order for our shareholders to have the opportunity to vote on the Business Combination. Approval of the Extension Proposal is a condition to the implementation of the Extension Amendment.

In connection with the Extension Amendment, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering that was consummated on November 15, 2021 (the “IPO”) (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding public shares, regardless of how such public shareholders vote on the Extension Amendment Proposal or if they vote at all. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, and the Extension Amendment is implemented, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount held in the Trust Account as of the Record Date (as defined below), which was $[*] (including interest not previously released to the Company to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[*] at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the NYSE on the Record Date was $[*]. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension is not approved and we do not consummate an initial business combination by November 15, 2024 (assuming the Board opts to extend to such deadline), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 15, 2024 or by the applicable deadline as may be extended.

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting.

The Board has fixed the close of business on [*], 2024, as the record date for the Extraordinary General Meeting (the “Record Date”). Only shareholders of record on the Record Date, are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments and/or postponements thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting. If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, Inc., our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 1-206-870-856, or by emailing ksmith@advantageproxy.com.

On behalf of our Board of Directors, we would like to thank you for your support of Perception Capital Corp. IV

[*], 2024

By Order of the Board,
/s/ Scott Honour
Chairman of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST, INCLUDING THE NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) TENDER OR DELIVER YOUR CLASS A ORDINARY SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN

THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated [*], 2024
and is first being mailed to our shareholders with the form of proxy on or about [*], 2024.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Company’s Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

Perception Capital Corp. IV
3109 W. 50th Street, #207
Minneapolis, MN 55410
(952) 456-5300

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON [*], 2024

Dear Shareholders of Perception Capital Corp. IV:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of Perception Capital Corp. IV, a Cayman Islands exempted company (the “Company”), will be held on [*], 2024, at [*] a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [*] using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: [*]

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal    as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) on a month-to-month basis from November 15, 2024 (the “Current Outside Date”) to November 15, 2025 (the “Extended Outside Date”) or such earlier date as may be determined by the Board in its sole discretion provided that the Company make a monthly payment into the trust account established in connection with the Company’s IPO (the “Trust Account”), equal to the lesser of $_______ or $___ per public share, determined on the fifteenth day of each month (or if such fifteenth day is not a business day, on the business day immediately preceding such fifteenth day) beginning on November 15, 2024 (the “Extension,” and such proposal, the “Extension Proposal”); and

2.      Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, or (ii) if the Chairman of the Extraordinary General Meeting otherwise deems it necessary (the “Adjournment Proposal”).

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting.

In connection with the Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding public shares, regardless of how such public shareholders vote the Extension Proposal, or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, and the Extension Amendment is implemented, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on [*], 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension is not approved and we do not consummate an initial business combination by November 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account which has not previously been released to pay its taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and the other requirements of applicable law.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor does it apply to any claims under our indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The per-share liquidation price for the public shares is anticipated to be approximately $______ (based on the amount held in the Trust Account as of the Record Date (including interest not previously released to the Company to pay its taxes)). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20 due to unforeseen claims of potential creditors.

If the Extension Proposal is approved, and the Extension Amendment implemented, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $[*] that was in the Trust Account as of the Record Date. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on [*], 2024, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were [__________] Ordinary Shares issued and outstanding, including [__________] Class A Ordinary Shares including [__________] non-redeemable Class A Ordinary Shares and one Class B Ordinary Share. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, Inc., our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 1-206-870-856, or by emailing ksmith@advantageproxy.com.

By Order of the Board,
/s/ Scott Honour
Chairman of the Board of Directors October [*], 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON [*], 2024

This Notice of Extraordinary General Meeting and Proxy Statement are available at https://www.cstproxy.com/[*].

i

PERCEPTION CAPITAL CORP. IV
PROXY STATEMENT

FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at [*] a.m., Eastern Time, on [*], 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the extraordinary general meeting of Perception Capital Corp. IV, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), and any adjournments and/or postponements thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on [*], 2024[*], at [*] a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [*] using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: [*]

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 23, 2024, as amended on Form 10-K/A filed with the SEC on August 30, 2024, and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held in person or virtually on [*], 2024, or at any adjournments and/or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

The Company is a blank check company incorporated on June 9, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

On November 15, 2021, the Company consummated its initial public offering (“IPO”) of 23,000,000 units at $10.00 per unit, including the exercise by the underwriters of their over-allotment option in full. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”) and one-half of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, the Company completed the private placement of 11,700,000 private placement warrants (the “Private Placement Warrants”) each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share to RCF VII Sponsor LLC (the “Former Sponsor), generating gross proceeds to us of $11,700,000. Following the closing of the IPO and over-allotment, a total of $234,600,000 ($10.20 per unit) of the net proceeds from its IPO and the sale of the Private Placement Warrants were placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee.

Our Charter initially provided for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we did not complete our initial business combination by May 15, 2023. On May 9, 2023, shareholders of the Company approved an extension of the initial term to May 15, 2024. In connection with such approval, the Company agreed to deposit into trust an amount equal to the lesser of (i) $0.03 per public share multiplied by the number of Class A Ordinary Shares sold in the IPO then outstanding and not redeemed in connection with the and (ii) $300,000 (or a pro rata portion thereof if less than a full month), until the earlier of (a) the completion of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”) and (b) the announcement of the Company’s intention to wind up its operations and liquidate (each such deposit, a “Contribution”) in accordance with the Extension.

On November 2, 2023, RCF VII Sponsor LLC (the “Former Sponsor”) entered into a Securities Purchase Agreement (the “SPA”) with Perception Capital Partners IV LLC (the “Sponsor”), pursuant to which, among other things, the Sponsor acquired 1,673,750 of the Former Sponsor’s (i) non-redeemable Class A ordinary shares, par value $0.0001 per share (“Founders Shares”), of the Company and (ii) 9,067,500 private placement warrants (together with the Class A Ordinary Shares, the “Securities”). The closing of the transactions contemplated by the SPA occurred on November 6, 2023.

On December 5, 2023, Company held another extraordinary general meeting of shareholders at which shareholders approved: (i) an amendment to the Company’s Charter to further extend the deadline (the “Second Extension”) by which the Company must consummate an initial business combination to November 15, 2024 provided that, the Company make a payment into the trust account established in connection with the Company’s IPO for the first three-month extension (from December 15, 2023 through March 15, 2024) is equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “public shares”) and thereafter, a payment equal to the lesser of $50,000 or $0.015 per public share per month through November 15, 2024 and (ii) an amendment to the Charter to change the name of the Company from “RCF Acquisition Co.” to “Perception Capital Corp. IV”. A total of 8,236,760 shares of the Class A Ordinary Shares were redeemed in connection with the second extraordinary general meeting.

The Sponsor has determined that the Company will need additional time to complete the Business Combination and is seeking a further extension on a month-to-month basis to November 15, 2025. In connection therewith, the Company will make a monthly contribution payment of equal to the lesser of $______ or $___ per Public Share into the Trust Account beginning November 15, 2024.

What is being voted on?

You are being asked to vote on the following proposals:

1.      as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) on a month-to-month basis from November 15, 2024 (the “Current Outside Date”) to November 15, 2025 (the “Extended Outside Date”) or such earlier date as may be determined by the Board in its sole discretion provided that the Company make a monthly payment into the trust account established in connection with the Company’s IPO (the “Trust Account”), equal to the lesser of $______ or $____ per public share, determined on the fifteenth day of each month (or if such fifteenth day is not a business day, on the business day immediately preceding such fifteenth day) beginning on November 15, 2024 (the “Extension,” and such proposal, the “Extension Proposal”); and

2.      as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, or (ii) if the Chairman of the Extraordinary General Meeting otherwise deems it necessary (the “Adjournment Proposal”).

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

What is the purpose of the Extension Proposal?

The sole purpose of the Extension Proposal is to provide us with sufficient time to complete an initial business combination. On December 5, 2023, the Company, Blue Gold Limited, a Cayman Islands company limited by shares (“PubCo”), and Blue Gold Holdings Limited, a private company limited by shares formed under the laws of England and Wales (“BGHL”), entered into a Business Combination Agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”) pursuant to which, subject to the satisfaction or waiver of the conditions contained in the Business Combination Agreement, (i) BGHL and PubCo shall consummate a share exchange (the “Exchange”) pursuant to which PubCo will purchase all of the issued and outstanding shares of BGHL in exchange for PubCo Ordinary Shares; (ii) Perception and a to-be-formed subsidiary of PubCo (“Merger Sub”) will merge (the “Merger”) with Perception surviving the merger as a wholly owned subsidiary of PubCo. The transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “Business Combination.” Without the Extension Amendment, we will not be able to complete the Business Combination or another initial business combination prior to the Current Outside Date and we would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Outside Date in order for our shareholders to have the opportunity to vote on the Business Combination. Approval of the Extension Proposal is a condition to the implementation of the Extension Amendment.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held at [*] a.m., Eastern Time, on [*], 2024, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, or virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [*] using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: [*]

The Extraordinary General Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

Our Board believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete the Business Combination.

The Charter currently provides that if the Company does not complete an initial business combination by November 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our shareholders, the Extension is warranted.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding public shares, regardless of how such public shareholders vote on the Extension Proposal or if they vote at all.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination, unless the Company obtains any additional extension.

Our Board recommends that you vote in favor of the Extension Proposal and the Adjournment Proposal, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers, advisory board members and their permitted transferees and the Former Sponsor (collectively, the “Insiders”) are expected to vote any Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) over which they have voting control in favor of the Extension Proposal and, if presented, the Adjournment Proposal.

The Insiders are not entitled to redeem any Ordinary Shares held by them. On the record date, the Insiders beneficially owned and were entitled to vote 5,347,499 Class A Ordinary Shares which are not subject to redemption and one Class B Ordinary Share, which represents [_____]% of the Company’s issued and outstanding Ordinary Shares.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $_____ per share, based on the amounts held in the Trust Account as of the Record Date (including interest not previously released to the Company to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved or if it is approved, but not implemented?

If the Extension Proposal is not approved, or is approved, not implemented, and we do not consummate an initial business combination by November 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of applicable law.

The Insiders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any non-redeemable Class A Ordinary Shares or Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by November 15, 2024, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares bought in the IPO or in the open market they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 15, 2024 or by the applicable deadline as may be extended.

If the Extension Proposal is approved and the Extension is implemented, what happens next?

Upon approval of each of the Extension Proposal by the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting, the Company will file an amendment to the Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Extension Amendment is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor.

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to shareholders. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our Charter.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to the Company’s proxy solicitor, Advantage Proxy, Inc., Attention: Karen Smith, Toll Free: 877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on [*], 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of one-third of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of our Ordinary Shares as of the close of business on October [*], 2024, the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were [__________] Ordinary Shares issued and outstanding, consisting of [__________] Class A Ordinary Shares including [__________] non-redeemable Class A Ordinary Shares and one Class B Ordinary Share. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and the holder of our Class B Ordinary Share will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law.

Registered Shareholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class A and Class B Ordinary Shares, and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

Shareholders of the Company do not have dissenters’ rights in connection with any of the proposals to be presented at the Extraordinary General Meeting under Cayman Islands law.

What happens to the Company’s warrants if the Extension is not approved?

If the Extension Proposal is not approved and we do not consummate an initial business combination by November 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 15, 2024 or by the applicable deadline as may be extended.

What happens to the Company’s warrants if the Extension is approved?

If the Extension is approved, the Company will continue to attempt to consummate the Business Combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of Ordinary Shares on October [*], 2024, the record date for the Extraordinary General Meeting, you may vote in person or by virtual attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on [*], 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Based upon the amount held in the Trust Account as of the Record Date (including interest not previously released to the Company to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $_____ at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date was $[*]. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy a fee of $_________, plus associated disbursements for the Extraordinary General Meeting, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2023, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Perception Capital Corp. IV
3109 W. 50th Street, #207
Minneapolis, MN 55410
Telephone: (952) 456-5300

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.
Toll Free: 1-877-870-8565
Collect: 1-206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on [*], 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or tendering/delivery of your shares, please contact:

SPAC Redemption Team
Continental Stock Transfer & Trust Company
1 State Street, 30 Floor
New York, New York 10004
E-mail: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 23, 2024, as amended on Form 10-K/A filed with the SEC on August 30, 2024, and in the other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate the Business Combination or an alternative initial business combination is dependent on a variety of factors, many of which are beyond our control including general market conditions, volatility in the capital and debt markets and the other risks described herein, in our Form 10-K/A, and in other reports that we file with the SEC. If we have not completed our initial business combination prior to the Extended Outside Date (assuming that it is approved pursuant to the Extension Proposal), and we do not seek any further extension, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Island law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

We are required to offer shareholders the opportunity to redeem public shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Proposal and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we do not complete a business combination by November 15, 2025 (assuming that the Extension Proposal is approved), you may not benefit from leaving your investment in the Trust Account and not electing to redeem your Public Shares.

Under the Charter (if the Extension Proposal is approved), if a business combination is not completed by November 15, 2025, the Company is to be liquidated and the proceeds in the Trust Account paid to our public shareholders, subject to any right of creditors in the Trust Account. In that case, any business combination agreement to which we may be party at the time will be terminated. Any extension of that date requires approval by our shareholders and, in seeking such approval, would be required to offer our shareholders the right to have their Public Shares redeemed. It is possible that all, or a significant percentage of the public shareholders will exercise their redemption rights, even if the Sponsor agrees to make a payment to the Trust Account to discourage redemption.

In addition to other factors which would cause a public shareholder to redeem his, her or its Public Shares, the SEC’s approach that may treat a SPAC such as ours as an investment company under the Investment Company Act may provide a reason for shareholders to exercise their redemption right rather than extend the date by which a business combination must be completed. The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, to mitigate the risk of our being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may instruct Continental to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. Any such decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or in an interest-bearing demand deposit account would thereby reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

The NYSE may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

Section 102.06 of the NYSE Listing Company Manual requires that we complete a business combination no later than 36 months after our IPO. If we do not complete the Business Combination by November 15, 2024, (36 months after our IPO), which we are unlikely to do, our securities will be delisted. Moreover, we previously received a notice from the NYSE that the Company was not in compliance with the NYSE’s continued listing requirements. Specifically, the NYSE advised the Company that it is not in compliance with Section 802.01B of the Listing Company Manual which requires an NYSE-listed company to maintain a minimum of 300 public stockholders on a continuous basis. We had previously submitted a plan to resolve this deficiency but the deadline for regaining compliance is November 15, 2024.

If the Extension Proposal is approved and implemented, our securities will likely only trade in the over-the-counter market during the Extension. If our securities are delisted, such delisting could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. Pursuant to the terms of the Business Combination Agreement, it is condition to closing of the Business Combination that the shares to be issued in the Business Combination be listed on the NYSE, Nasdaq or such other national securities exchange as the parties shall agree to. PubCo is required to file a new listing application for such listing and there can be no guarantee that such listing application will be approved.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete an initial business combination since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS is empowered to require mandatory filings related to certain foreign investments, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

Our Former Sponsor, is controlled by a non-U.S. person. Specifically, our Former Sponsor is controlled by Resource Capital Fund VII L.P. (“RCF VII LP”), which is the sole managing member of our Former Sponsor. Resource Capital Associates VII L.P. is the General Partner of RCF VII LP, and RCFM GP L.L.C. is the General Partner of Resource Capital Associates VII L.P. James McClements is the managing member of RCFM GP L.L.C. and therefore ultimately has voting and dispositive power over the securities held directly by our Former Sponsor. Mr. McClements is an Australian citizen.

For so long as the Former Sponsor retains a material ownership interest in us, we may be deemed a “foreign person” under the regulations relating to CFIUS. As such, an initial business combination with a U.S. business or foreign business with U.S. operations that we may wish to pursue may be subject to CFIUS review. If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. In such circumstances, CFIUS may decide to delay or recommend that the President of the United States block our proposed initial business combination, require conditions with respect to such initial business combination or recommend that the President of the United States order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, or delay or prevent us from pursuing, certain target companies that we believe would otherwise be beneficial to us and our shareholders. In addition, certain types of U.S. businesses may be subject to rules or regulations that limit or impose requirements with respect to foreign ownership.

If CFIUS determines it has jurisdiction, CFIUS may decide to recommend a block or delay our initial business combination, or require conditions with respect to it, which may delay or prevent us from consummating a potential transaction.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the potential appreciation in value of such investment. Additionally, our warrants will become worthless.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on [*], 2024, at [*] a.m., Eastern Time, at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, New York 10154, or virtually via live webcast at [*] to consider and vote upon the proposals to be put to the Extraordinary General Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) on a month-to-month basis from November 15, 2024 (the “Current Outside Date”) to November 15, 2025 (the “Extended Outside Date”) provided that the Company make a monthly payment into the trust account established in connection with the Company’s IPO (the “Trust Account”), equal to the lesser of $______ or $_____ per public share, determined on the fifteenth day of each month (or if such fifteenth day is not a business day, on the business day immediately preceding such fifteenth day) beginning on November 15, 2024 (the “Extension,” and such proposal, the “Extension Proposal”);

2.      Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or (ii) if the Chairman of the Extraordinary General Meeting otherwise deems it necessary (the “Adjournment Proposal”).

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on October [*], 2024, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were [__________] Ordinary Shares issued and outstanding, including [__________] Class A Ordinary Shares of which [__________] Ordinary Shares do not have redemption rights and one Class B Ordinary Share. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of one-third of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may attend the Extraordinary General Meeting via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting by visiting [*] using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: [*]

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, Inc., by calling Toll Free: 877-870-8565, Collect: 1-206-870-8565, or emailing: ksmith@advantageproxy.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at Perception Capital Corp. IV, 3109 W. 50th Street, #207, Minneapolis, MN 55410, Attention: Secretary, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on [*], 2024) or attend the Extraordinary General Meeting in person or virtually and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy at [*] a.m., Eastern Time, on [*], 2024, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, or virtually via live webcast online at [*] using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: [*]

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Loeb & Loeb LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy, Inc. a fee of $______, plus associated disbursements for the Extraordinary General Meeting, and will reimburse Advantage Proxy, Inc. for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Advantage Proxy, Inc. at:

Advantage Proxy, Inc.

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Shareholders of the Company do not have dissenters’ rights in connection with any of the proposals under Cayman Islands law.

Shareholder Proposals

No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 3109 W. 50th Street, #207, Minneapolis, MN 55410. Our telephone number is (952) 456-5300.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

On June 9, 2021, the Company issued 5,750,000 Class B ordinary shares, par value $0.0001, of the Company (“Class B Ordinary Shares”) to RCF VII Sponsor LLC (the “Former Sponsor”) for an aggregate purchase price of $25,000, or approximately $0.004 per share. Prior to the closing of the Company’s initial public offering (the “IPO”), the Former Sponsor transferred an aggregate of 402,500 Class B Ordinary Shares to the Company’s officers, directors and advisory board members, management team and/or their estate planning vehicles.

On November 15, 2021, the Company consummated its initial public offering (“IPO”) of 23,000,000 units at $10.00 per unit, including the exercise by the underwriters of their over-allotment option in full. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”) and one-half of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, the Company completed the private placement of 11,700,000 private placement warrants (the “Private Placement Warrants”) each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share to the Former Sponsor, generating gross proceeds to us of $11,700,000. Following the closing of the IPO and over-allotment, a total of $234,600,000 ($10.20 per unit) of the net proceeds from its IPO and the sale of the Private Placement Warrants were placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by November 15, 2024.

Our Charter initially provided for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we did not complete our initial business combination by May 15, 2023. On May 9, 2023, the Company held an extraordinary general meeting of shareholders at which shareholders of the Company approved an extension of the initial term to May 15, 2024 (the “May 2024 Extension Approval”). In connection with such approval, the Company agreed to deposit into trust an amount equal to the lesser of (i) $0.03 per public share multiplied by the number of Class A Ordinary Shares sold in the IPO then outstanding and not redeemed in connection with the May 2024 Extension Approval and (ii) $300,000 (or a pro rata portion thereof if less than a full month), until the earlier of (a) the completion of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”) and (b) the announcement of the Company’s intention to wind up its operations and liquidate (each such deposit, a “Contribution”) in accordance with the Extension.

On December 5, 2023, Company held another extraordinary general meeting of shareholders at which shareholders approved: (i) an amendment to the Company’s Charter to further extend the deadline (the “Second Extension”) by which the Company must consummate an initial business combination to November 15, 2024 provided that, the Company make a payment into the trust account established in connection with the Company’s IPO for the first three-month extension (from December 15, 2023 through March 15, 2024) is equal to the lesser of $150,000 or $0.045 per share of Class A Ordinary Shares entitled to redemption rights (the “public shares”) and thereafter, a payment equal to the lesser of $50,000 or $0.015 per public share per month through November 15, 2024 and (ii) an amendment to the Charter to change the name of the Company from “RCF Acquisition Co.” to “Perception Capital Corp. IV”. A total of 8,236,760 shares of the Class A Ordinary Shares were redeemed in connection with the second extraordinary general meeting.

Change in Sponsor

On November 2, 2023, RCF VII Sponsor LLC (the “Former Sponsor”) entered into a Securities Purchase Agreement (the “SPA”) with Perception Capital Partners IV LLC (the “Sponsor”), pursuant to which, among other things, the Sponsor acquired 1,673,750 of the Former Sponsor’s (i) non-redeemable Class A ordinary shares, par value $0.0001 per share (“Founders Shares”), of the Company and (ii) 9,067,500 private placement warrants (together with the Class A Ordinary Shares, the “Securities”). The closing of the transactions contemplated by the SPA occurred on November 6, 2023.

The Extension

We are proposing to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) on a month-to-month basis from November 15, 2024 (the “Current Outside Date”) to November 15, 2025, provided that the Company make monthly payments into the trust account established in connection with the Company’s IPO, equal to the lesser of $_______ or $____ per Public Share, as determined on the fifteenth day of each month (or if such fifteenth day is not a business day, on the business day immediately preceding such fifteenth day), beginning November 15, 2024.

Reasons for the Proposal

The sole purpose of the Extension Proposal is to provide us with sufficient time to complete an initial business combination. On December 5, 2023, the Company, Blue Gold Limited, a Cayman Islands company limited by shares (“PubCo”), and Blue Gold Holdings Limited, a private company limited by shares formed under the laws of England and Wales (“BGHL”), entered into a Business Combination Agreement (as it may be amended and/or restated from time to time, the “Original Business Combination Agreement”). On June 12, 2024, Perception and BGHL, entered into that certain Second Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) to, among other things, restructure the transaction as follows: (i) PubCo shall form a wholly owned subsidiary (the “Blue Merger Sub”), (ii) Perception shall merge with and into Blue Gold Limited, a wholly owned subsidiary of Perception with Blue Gold Limited being the surviving entity (the “Perception Reorganization”), (ii) BGHL will form or acquire a new Cayman Islands entity (“NewCo”) and cause the contribution of all of the issued and outstanding shares of BGHL to NewCo, (iii) NewCo shall merge with and into the Blue Merger Sub, following which the separate corporate existence of NewCo shall cease and (iv) at the Merger Effective Time, Blue Merger Sub shall continue as the surviving entity and wholly owned subsidiary of Blue Gold Limited (“New Blue”). The transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “Business Combination.” Without the Extension Amendment, we will not be able to complete the Business Combination or another initial business combination prior to the Current Outside Date and we would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Outside Date in order for our shareholders to have the opportunity to vote on the Business Combination. Approval of the Extension Proposal is a condition to the implementation of the Extension Amendment.

The Charter currently provides that if the Company does not complete an initial business combination by November 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of applicable law.

We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our shareholders, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and we do not consummate an initial business combination by November 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in the each case, to our obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of applicable law.

The Insiders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by November 15, 2024, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 15, 2024 or by the applicable deadline as may be extended.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file the amendment to the Charter with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Proposal is approved, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the $[*] that was in the Trust Account as of the Record Date. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

In connection with the approval of the Extension, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING OR DELIVERING YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [*]. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on [*] (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting tendering/delivery of its shares through the DWAC system. Tendering or delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or tendering/delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tender or deliver their shares (and share certificates (if any) and other redemption forms) through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your public shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, divided by the number of then-issued and outstanding public shares. Based upon the amount held in the Trust Account as of the Record Date, which was $[*] (including interest not previously released to the Company to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[*] at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date was $[*]. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) on a month-to-month basis from November 15, 2024 to November 15, 2025 provided that the Company make a monthly payment into the trust account established in connection with the Company’s initial public offering, equal to the lesser of $_______ or $____ per public share, as determined on the fifteenth day of each month (or if such fifteenth day is not a business day, on the business day immediately preceding such fifteenth day), beginning November 15, 2024.”

Vote Required for Approval

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension is not approved and we do not consummate an initial business combination by November 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of applicable law.

The Insiders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the record date, the Insiders beneficially owned and were entitled to vote an aggregate of _______ Ordinary Shares constituting ____% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $____ per share, based on the amounts held in the Trust Account as of the Record Date (including interest not previously released to the Company to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer. The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension is not approved and we do not consummate an initial business combination by the Current Outside Date, the [1,673,750] Founders Shares and the ________ Class A Ordinary Shares received in exchange for the cancellation of private placement warrants held by the Sponsor (whose members include certain of our directors and officers) will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), The shares had an aggregate market value of approximately $[*] based on the last sale price of $[*] on the NYSE on October [*], 2024 (the record date);

•        All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension is not approved and no initial business combination is completed by the Current Outside Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        In order to protect the amounts held in the Trust Account, the Sponsor has agreed that they will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, less taxes payable, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•        none of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by the Current Outside Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or if the Chairman of the Extraordinary General Meeting otherwise deems it necessary.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, or (ii) if the Chairman of the Extraordinary General Meeting otherwise deems it necessary (the “Adjournment Proposal”).

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, or the Chairman of the Extraordinary General Meeting deems it necessary, our Board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of the Record Date, with respect to our Ordinary Shares held by:

•        each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on [__________] Ordinary Shares outstanding as of the Record Date, including [__________] Class A Ordinary Shares including [__________] non-redeemable Class A Ordinary Shares and one Class B Ordinary Share. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying our outstanding warrants because such securities are not exercisable within 60 days of the Record Date.

	Number of Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
Directors and Officers(1)
Scott Honour	—	—
Rick Gaenzle	—	—
R. Rudolph Reinfrank	—	—
Thomas J. Abood	—	—
Karrie Willis	—	—
Tao Tan	—	—
John Stanfield	—	—
All officers and directors as a group (7 individuals)	—	—%
Holders of more than 5% of our outstanding ordinary shares
RCF VII Sponsor LLC(2)(3)		%
Perception Capital Partners IV LLC(2)		%

____________

(1)      Unless otherwise noted, the business address of each of our shareholders listed is 3109 W. 50th Street, #207, Minneapolis, MN 55410.

(2)      Interests shown consist solely of Founder Shares.

(3)      RCF VII Sponsor LLC, our Former Sponsor, is the record holder of such shares. Resource Capital Fund VII L.P. (“RCF VII LP”) is the sole managing member of our Sponsor. Resource Capital Associates VII L.P. is the General Partner of RCF VII LP, and RCFM GP L.L.C. is the General Partner of Resource Capital Associates VII L.P. James McClements is the managing member of RCFM GP L.L.C. The address of this shareholder is 1400 Wewatta Street, Suite 850 Denver, Colorado 80202.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and implemented, the Company intends to hold an extraordinary general meeting for the purpose of approving its initial business combination and related transactions. The Company’s next annual general meeting would be held at a future date to be determined by the post business-combination company.

If the Extension Amendment Proposal is not approved, and the Company does not consummate an initial business combination by the Current Outside Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual general meetings.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 5510 W. 50th Street, #207, Minneapolis, Minnesota 55410, or (952) 456-5300, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

Perception Capital Corp. IV
3109 W. 50th Street, #207
Minneapolis, MN 55410
Telephone: (952) 456-5300

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

If you are a shareholder of the Company and would like to request documents, please do so by [*], 2024 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

[*], 2024

Annex A

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF
PERCEPTION CAPITAL CORP. IV

Perception Capital Corp. IV
(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)     the deletion of the existing Article 51.7 and Article 51.8 in their entirety and the insertion of the following language as a new Article 51.7 and 51.8:

“51.7     In the event that the Company does not (i) consummate a Business Combination on or before [*]; (or such earlier date as determined by the board of Directors and included in a public announcement), or such later time as the Members may approve in accordance with the Articles, or (ii), a monthly payment equal to the lesser of $________ or $___ per Public Share as determined on the fifteenth day of each month (or if such fifteenth day is not a business day, on the business day immediately preceding such fifteenth day), beginning November 15, 2024.

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

51.8      In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination on or before [*] (or such earlier date as determined by the board of Directors and included in a public announcement), or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Annex A-1

Perception Capital Corp. IV 3109 W. 50th Street, #207 Minneapolis, MN 55410
P R O X Y C A R D

The undersigned hereby appoints Rick Gaenzle and Tao Tan, or the Chairperson of the general meeting as proxy of the undersigned to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of Perception Capital Corp. IV, a Cayman Islands exempted company (the “Company”), will be held on [*], 2024, at [*]:a.m., Eastern Time, at the offices of [Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting dated [*], 2024 (the “Notice”), a copy of which has been received by the undersigned as set forth below.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3	Please mark vote as indicated in this example	☒

Proposal No. 1 — The Extension Proposal — as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) on a month-to-month basis from November 15, 2024 (the “Current Outside Date”) to November 15, 2025 (the “Extended Outside Date”) provided that the Company make a monthly payment into the trust account established in connection with the Company’s IPO (the “Trust Account”), equal to the lesser of $_________ or $_____ per public share, determined on the fifteenth day of each month (or if such fifteenth day is not a business day, on the business day immediately preceding such fifteenth day) beginning on November 15, 2024 (the “Extension,” and such proposal, the “Extension Proposal”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, or (ii) if the Chairman of the Extraordinary General Meeting otherwise deems it necessary (the “Adjournment Proposal”).

FOR ☐	AGAINST ☐	ABSTAIN ☐
			Dated:	, 2024

Signature

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.